481 P1 09/22

SUPPLEMENT DATED SEPTEMBER 30, 2022

TO THE PROSPECTUS DATED MAY 1, 2022

OF

FRANKLIN GLOBAL ALLOCATION FUND

(a series of Franklin Fund Allocator Series)

Effective October 1, 2022, the prospectus is amended as follows:

I. The following replaces the “Fund Summary – Portfolio Managers” section of the prospectus:

Portfolio Managers

Wylie Tollette, CFA Executive Vice President of Advisers and portfolio manager of the Fund since October 2022.

Todd Brighton, CFA Senior Vice President of Advisers and portfolio manager of the Fund since 2021.

Eugene Podkaminer, CFA Portfolio Manager of Advisers and portfolio manager of the Fund since 2021.

Kimberly Strand, CFA Portfolio Manager of Advisers and portfolio manager of the Fund since October 2022.

Richard Hsu, CFA Vice President of Advisers and portfolio manager of the Fund since October 2022.

III. The following replaces the management team under the “Fund Details – Management” section in the prospectus:

The Fund is managed by a team of dedicated professionals focused on investments in the global equity, fixed-income and alternative strategies markets. The portfolio managers of the Fund are as follows:

Wylie Tollette, CFA Executive Vice President of Advisers

Mr. Tollette has been a co-lead portfolio manager of the Fund since October 2022. He first joined Franklin Templeton in 1994, left the company in 2014 and rejoined in 2018.

Todd Brighton, CFA Senior Vice President of Advisers

Mr. Brighton has been a co-lead portfolio manager of the Fund since 2021. He joined Franklin Templeton in 2000.

Eugene Podkaminer, CFA Portfolio Manager of Advisers

Mr. Podkaminer has been a co-lead portfolio manager of the Fund since 2021. He joined Franklin Templeton in 2018.

Kimberly Strand, CFA Portfolio Manager of Advisers

Ms. Strand has been a co-lead portfolio manager of the Fund since October 2022. She joined Franklin Templeton in 2005.

Richard Hsu, CFA Vice President of Advisers

Mr. Hsu has been a co-lead portfolio manager of the Fund since October 2022. He joined Franklin Templeton in 1996.

The portfolio managers of the Fund are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Each manager has equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, asset allocation, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

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Please keep this supplement with your prospectus for future reference.